SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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AVANIR PHARMACEUTICALS

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11388 Sorrento Valley Road, Suite 200
San Diego, California 92121

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Thursday, March 13, 2003

      We will hold our annual meeting of shareholders at our offices, located at 11388 Sorrento Valley Road, Suite 200, San Diego, California, on Thursday, March 13, 2003, at 10:00 a.m. local time for the following purposes:

1. To elect three Class II directors to serve a three-year term.

2. To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2003.

3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of Class A common stock and Class B common stock at the close of business on Thursday, January 16, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof. We cordially invite each of our shareholders to attend and vote at the meeting in person.

By Order of the Board of Directors,

GREGORY P. HANSON
Secretary

San Diego, California

January 24, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. A MAJORITY OF THE SHARES MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU SEND IN YOUR PROXY CARD.

GENERAL INFORMATION
SHARES OUTSTANDING AND VOTING RIGHTS
PROPOSAL ONE ELECTION OF DIRECTORS
Class II Nominees to Serve as Directors Until 2006
Class III Directors Continuing in Office Until 2004
Class I Directors Continuing in Office Until 2005
PROPOSAL TWO RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD OF DIRECTORS AND COMMITTEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN FISCAL 2002
AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION
EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE GRAPH
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
OTHER BUSINESS
SHAREHOLDER PROPOSALS
ANNUAL REPORT
APPENDIX A

AVANIR PHARMACEUTICALS

11388 Sorrento Valley Road, Suite 200
San Diego, California 92121

PROXY STATEMENT FOR

2003 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On March 13, 2003

GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avanir Pharmaceuticals (the “Company”) for use at the Company’s 2003 annual meeting of shareholders to be held on Thursday, March 13, 2003, at 10:00 a.m. local time. The meeting will be held at our offices, located at 11388 Sorrento Valley Road, Suite 200, San Diego, California. We expect to mail this proxy statement and the accompanying form of proxy to our shareholders on or about January 24, 2003.

      In order for a proxy to be effective, it must be properly executed and received prior to the close of voting at the annual meeting or any adjournment thereof. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted as follows:

•	FOR the election of the Company’s three Class II director nominees to serve a three-year term;

•	FOR ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2003; and

•	at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

      We will provide copies of this proxy statement, notice of annual meeting and accompanying materials to brokerage houses, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our shareholders. We do not expect that the costs of these services, exclusive of out-of-pocket costs, will exceed $10,000.

SHARES OUTSTANDING AND VOTING RIGHTS

      Only holders of record of our Class A common stock and Class B common stock at the close of business on January 16, 2003, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, 58,294,533 shares of our Class A common stock and 13,500 shares of our Class B common stock were issued and outstanding. Each share of our Class A common stock is entitled to one vote and each share of our Class B common stock is entitled to five votes on all matters to be voted upon at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the aggregate number of outstanding shares on the record date will constitute a quorum for the transaction of business at the annual meeting and any continuation or adjournment thereof. Broker non-votes, or shares held by a broker or nominee that are represented at the annual meeting, but with respect to which the broker or nominee is not empowered to vote on a particular matter, will be counted only in determining whether a quorum is present at the annual meeting.

      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. Any shareholder of record returning the enclosed proxy has a right to revoke it at any time by:

•	executing and delivering to the corporate secretary a later-dated proxy;

•	delivering a written revocation to the corporate secretary before the meeting; or

•	attending the meeting and voting in person.

      Beneficial owners who hold their shares through a broker or bank cannot revoke their proxies in person at the annual meeting because the shareholders of record, or brokers or banks, will not be present. Beneficial owners wishing to change their votes after returning voting instructions to their broker or bank should contact the broker or bank directly. Beneficial owners who wish to vote in person at the annual meeting should contact their broker or bank for a proxy allowing them to vote the shares beneficially owned.

PROPOSAL ONE

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

      The Board of Directors has fixed the current number of directors at nine. The bylaws of the Company provide that the Board of Directors be divided into three classes as nearly equal in number as reasonably possible, with directors in each class serving three-year terms. Currently, the Class I directors (whose terms expire at the annual meeting of shareholders in 2005) are Michael W. George, James B. Glavin and Susan Golding. The Class II directors (whose terms expire at the annual meeting of shareholders in 2003) are Edward L. Hennessy Jr., Charles A. Mathews, and Harold F. Oberkfell. Mr. Hennessy has notified the Company that he will not stand for reelection at the annual meeting. The Class III directors (whose terms expire at the annual meeting of shareholders in 2004) are Kenneth E. Olson, Gerald J. Yakatan, Ph.D., and Dennis J. Carlo, Ph.D.

      Three Class II directors will be elected at the annual meeting. The Company’s Class II nominees are listed below. Class II directors elected at the annual meeting will hold office until the 2006 annual meeting of shareholders and until their successors are elected and qualified, unless they resign or their seats on the Board of Directors become vacant due to death, removal or other cause, in accordance with the bylaws of the Company.

      All nominees have indicated their willingness to serve if elected. Should any nominee become unavailable for election, the persons named on the proxy card may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board. Alternatively, the Board may, in its discretion, reduce the size of the Board rather than nominate a substitute.

Class II Nominees to Serve as Directors Until 2006

      The following persons have been nominated by the Company to be elected as Class II directors at the annual meeting. The table below sets forth the name, age, principal occupation and other public company directorships held by these persons.

	Director	Current
Name, Age, Business Experience and Directorships	Since	Term Ends

Stephen G. Austin, CPA, age 50 Partner, Swenson Advisors, LLP	—	—
Mr. Austin has been a Partner in Swenson Advisors, LLP, an accounting and consulting firm, since May 1998. Prior to joining Swenson Advisors, Mr. Austin accumulated over 27 years of experience as an Audit Partner with Price Waterhouse LLP and with McGladrey & Pullen, LLP, serving both public and private companies. While at Price Waterhouse, Mr. Austin worked in the National Office in New York, where he addressed complex accounting and reporting issues for publicly traded companies and worked with various members of the FASB and EITF staffs. Mr. Austin is licensed as a CPA in California and Georgia. He serves as a board member or advisory board member for various not-for-profit foundations, associations and public service organizations in the United States and serves on the Executive Committee of Integra International, an international federation of accounting firms.

Charles A. Mathews, age 64 President and Chief Executive Officer, DermTech International	2001	2003
Mr. Mathews was elected to the Board of Directors in September 2001. Mr. Mathews has served as the President and Chief Executive Officer of DermTech International, a privately held company, since April 2002. From 1996 to April 2002, Mr. Mathews was an independent management consultant, providing CEO-level consulting services to various public and private companies. He continues to serve as a director for several privately held companies. He also currently serves as President of the San Diego Tech Coast Angels, part of an affiliation of over 200 angel investors. During his career, Mr. Mathews has held general management responsibilities for companies operating in nine countries on three continents, and has served on boards of directors of over twenty companies in seven countries. Mr. Mathews is actively involved in community service and is a member of the Chairmen’s Round Table of San Diego.

Harold F. Oberkfell, age 56 Retired, former Vice President, Warner Lambert	2001	2003
Mr. Oberkfell was elected to the Board of Directors in September 2001. Mr. Oberkfell spent 32 years of his career as an executive with Warner Lambert Co., retiring in June 2000. Mr. Oberkfell was Vice President and Knowledge Management Officer of Warner Lambert from August 1998 to June 2000, and President of the company’s Latin America/ Asia sector from September 1994 to August 1998. Prior to that, he held positions at the Parke-Davis division of Warner Lambert, including President of Parke-Davis North America and Vice President of Marketing and Sales. His past affiliations include the National Pharmaceutical Council Board of Directors, the Advisory Committee for Rutgers University Business School and the University of Medicine and Dentistry of New Jersey Foundation Board of Trustees. He currently serves as a member of the Biomedical Services Committee of the American Red Cross Board of Governors.

Class III Directors Continuing in Office Until 2004

      The following table sets forth the name, age and principal occupation for the persons indicated and other directorships of the Class III members of the Board of Directors.

	Director	Current
Name, Age, Business Experience and Directorships	Since	Term Ends

Kenneth E. Olson, age 66 Retired, former Chairman and Chief Executive Officer, Proxima Corporation	1988	2004
Mr. Olson served as Chairman of the Board of Directors (July 1984 to June 1994) and Chief Executive Officer (December 1990 to February 1996, and March 1997 to June 1998) of Proxima Corporation, a supplier of display projection systems for professional desktop computers. Mr. Olson is currently a member of the Board of Directors of WD-40 Company.

Gerald J. Yakatan, Ph.D., age 60 President and Chief Executive Officer of AVANIR Pharmaceuticals	1998	2004
Dr. Yakatan has served as President and Chief Executive Officer of Avanir since March 1998. From July 1995 to March 1998, Dr. Yakatan was Vice President of Drug Development at Avanir on a half-time basis. Dr. Yakatan also currently serves as Chairman of IriSys Research and Development, a privately-held company that he co-founded in 1996. From 1990 to 1995, Dr. Yakatan served as President and CEO of Tanabe Research Laboratories, USA, Inc., an inflammation drug discovery research and development company. Previously, Dr. Yakatan held various positions over a seven-year span at Warner-Lambert Co., including Vice President of Product Development for the Pharmaceutical Research Division.

Dennis J. Carlo, Ph.D., age 59 Former President and Chief Executive Officer, The Immune Response Corporation	1998	2004
Dr. Carlo is a co-founder of The Immune Response Corporation and has served as a member of the Board of Directors of that company since 1987. He was also President and Chief Executive Officer of Immune Response from 1994 to 2002. From 1982 to 1987, Dr. Carlo served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech, Inc., a biotechnology company acquired in 1986 by Eli Lilly & Co. From 1971 to 1981, he held various positions at Merck & Co., Inc. Dr. Carlo is currently a member of the Board of Directors of Transmolecular, Inc., a privately-held biotech company.

Class I Directors Continuing in Office Until 2005

      The following table sets forth the name, age and principal occupation for the persons indicated and other directorships of the Class I members of the Board of Directors.

	Director	Current
Name, Age, Business Experience and Directorships	Since	Term Ends

Michael W. George, age 54 Independent Healthcare Consultant	1998	2005
Mr. George was President, North America of Elan Corporation, plc from November 2001 to April 2002. Prior to that, he served as the President and Chief Executive Officer at UroCor, Inc., a diagnostics company, from November 1999 until its acquisition in November 2001. He was a member of its Board of Directors from August 1998 to November 2001. From August 1998 to November 1999 he was President and Chief Operating Officer of UroCor. From December 1996 to August 1998, Mr. George served in the following positions at DuPont Merck: Executive Vice President, Administration, Member of the Operating Group, and Senior Vice President, Cardiovasculars (June 1997 to August 1998). Prior to that, Mr. George served in the following positions at DuPont: President, International & Europe (January 1994 to December 1996); President, North America (January 1992 to December 1993); Vice President, Sales and Marketing (January 1991 to December 1991) and Director, Worldwide Marketing (August 1989 to December 1990).

James B. Glavin, age 67 Chairman of the Board, The Immune Response Corporation	1999	2005
Mr. Glavin has served as Chairman of the Board of The Immune Response Corporation since September 1994. From April 1987 to September 1997, Mr. Glavin served in the following positions at The Immune Response Corporation: Chief Executive Officer (April 1987 to September 1994), President (October 1987 to September 1994), and Treasurer (April 1987 to May 1991). From September 1985 to May 1990, Mr. Glavin served as Chairman of the Board of Smith Laboratories, Inc., a medical products company, and, from September 1985 to August 1989, he served as Acting President and Chief Executive Officer of Smith Laboratories. Mr. Glavin is currently a member of the Board of Directors of Inhale Therapeutic Systems, Inc. and the Meridian Fund.

Susan Golding, age 57 Chief Executive Officer and President, The Golding Group, Inc. and former Mayor, San Diego, California	2001	2005
Ms. Golding was elected to the Board of Directors in September 2001. Ms. Golding served as Mayor of San Diego from 1992 to 2000. Prior to serving as Mayor, she chaired the San Diego County Board of Supervisors, served as Deputy Secretary of Business, Transportation and Housing for the State of California and was a member of the San Diego City Council. Ms. Golding is currently a member of the Board of Directors of The Titan Corporation and Surebeam Corporation. She has been the delegation leader of economic development and trade delegations to Japan, Taiwan, Singapore, China, Hong Kong, Australia, Europe and South Africa.

Vote Required

      The three nominees who receive the greatest number of affirmative votes of the shares present, in person or by proxy, will be elected as Class II directors. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of all the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS
(Item 2 on the Proxy Card)

      Our Audit Committee has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2003, and has further directed that we submit the selection of independent auditors for ratification by our shareholders at the annual meeting. The proposal to ratify the selection of the independent auditors is not required to be submitted for shareholder approval. However, if the shareholders do not ratify this selection, the Audit Committee will reconsider its selection of Deloitte & Touche. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

      The Audit Committee reviews audit and non-audit services performed by Deloitte & Touche as well as the fees charged by Deloitte & Touche for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. The Audit Committee has determined that the rendering of all non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Meetings and Committees” and “Report of the Audit Committee.”

      Deloitte & Touche LLP has audited our financial statements annually since our inception. Its representatives are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees for Independent Auditors

      The following is a summary of the fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the fiscal year ended September 30, 2002:

Audit Fees

Consists of fees billed for professional services rendered for the audit of the Company’s financial statements for fiscal year 2002 and the reviews of the interim financial statements included in the Company’s Quarterly Reports	$87,640

Financial Information Systems Design and Implementation Fees

Consists of fees billed for professional services related to financial information systems design and implementation as described in Paragraph (c) (4) (ii) of Rule 2-01 of Regulation S-X	0

All Other Fees:

Other Accounting and Audit–related Services
Consists primarily of fees billed for assistance with regulatory filings, due diligence related to technology acquisition and other audit-related services	26,716
Tax Planning and Compliance
Consists of fees billed for tax planning, assistance with the preparation of tax returns and advice on other tax-related matters	50,329
Other Services
Consists of miscellaneous management consulting services relating to evaluation of information systems requirements	26,205

Total All Other Fees	103,250

Total All Fees	$190,890

      In making its recommendation to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2003, the Audit Committee has determined that the non-audit services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP.

Vote Required

      Ratification of the selection of auditors requires the affirmative vote of a majority of the shares present, in person or by proxy, at the annual meeting. While abstentions and broker non-votes are not counted as votes for or against this proposal, they may have the effect of preventing approval if fewer than half of the shares present at the meeting vote in favor of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL 2003.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) of our outstanding Class A common stock as of December 17, 2002 by: (i) each of our directors, director nominees and named executive officers; (ii) all of our current executive officers and directors as a group; and (iii) each person or “group” of persons (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially 5% or more of the outstanding shares or voting power of our voting securities. The table is based upon information supplied by directors, nominees, officers and principal shareholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

	Shares of Class A	Stock Options
Name and Address of	Common Stock	Exercisable	Percent of
Beneficial Owner(1)	Beneficially Owned(2)	Within 60 days(3)	Common Stock(4)

Gerald J. Yakatan	78,600	1,299,917	2.3%
Dennis J. Carlo	—	128,418	*
Michael W. George	2,000	175,001	*
James B. Glavin	20,000	95,001	*
Susan Golding	—	23,222	*
Edward L. Hennessy, Jr.	—	127,269	*
Charles A. Mathews	7,500	23,222	*
Harold F. Oberkfell	—	23,222	*
Kenneth E. Olson	63,414	259,587	*
James E. Berg	41,000	411,459	*
J. David Hansen	95,000	313,147	*
Gregory P. Hanson	22,352	410,207	*
Stephen G. Austin	—	—	—
All executive officers and directors as a group (fifteen persons)	374,768	3,382,721	6.1%

*	less than one percent

(1)	The address for all persons shown is c/o AVANIR Pharmaceuticals, 11388 Sorrento Valley Road, Suite 200, San Diego, California 92121.

(2)	No executive officer or director owns any shares of the Company’s Class B common stock.

(3)	Represents shares of Class A Common Stock that can be acquired upon the exercise of stock options exercisable within 60 days from December 17, 2002.

(4)	Based upon 58,294,533 shares of Class A common stock and 13,500 shares of Class B common stock outstanding as of December 17, 2002. The percentage ownership and voting power for each person (or all directors and executive officers as a group), is calculated by assuming the exercise of all stock options exercisable within 60 days of December 17, 2002 held by such person and the non-exercise and non-conversion of all other outstanding warrants, options and convertible securities.

BOARD OF DIRECTORS AND COMMITTEES

      During fiscal 2002, our Board of Directors held four regular meetings and five special meetings. Each director attended at least 75% of the meetings of the Board of Directors and meetings of the committees of which he or she was a member in our last fiscal year, except for Mr. Hennessy who attended 60% of such meetings. During fiscal 2002, our Board of Directors had an Audit Committee, a Compensation Committee, a

Corporate Governance Committee and an Executive Committee. All members of these committees, with the exception of the Executive Committee, are non-employee directors.

      Audit Committee. The Audit Committee is comprised of Messrs. Olson, George, Glavin and Mathews. The Audit Committee appoints and provides for the compensation of the Company’s independent auditors, oversees and evaluates the performance of the independent auditors, oversees the accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters, selects the Company’s independent auditors, and performs other duties, as specified in the Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee met five times in fiscal 2002.

      Compensation Committee. The Compensation Committee is comprised of Dr. Carlo and Messrs. Glavin, Hennessy and Oberkfell. The Compensation Committee recommends compensation levels to the Board of Directors for the Company’s officers and directors, oversees administration of the Company’s stock option plans, and performs other duties regarding compensation for employees and consultants as the Board may delegate from time to time. The Compensation Committee met once in fiscal 2002. A copy of the Compensation Committee charter is available on the Company’s website at www.Avanir.com.

      Corporate Governance Committee. The Corporate Governance Committee is comprised of Dr. Carlo, Messrs. George and Olson, and Ms. Golding. The Corporate Governance Committee oversees the Corporation’s Code of Conduct, develops and implements policies and processes regarding corporate governance matters, assesses Board membership needs and makes recommendations regarding potential director candidates to the Board of Directors. The Corporate Governance Committee met three times in fiscal 2002. Copies of the Corporate Governance Committee Charter, Corporate Governance Guidelines, and the Company’s Code of Conduct are available on the Company’s website at www.Avanir.com.

      Executive Committee. The Executive Committee is comprised of Dr. Yakatan (Committee Chairman) and Messrs. Glavin, Hennessy, Oberkfell and Olson. The Executive Committee generally has the authority to act on any matter that the Board may act upon, with certain exceptions. The Executive Committee did not hold a meeting in fiscal 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In August 2000, the Company entered into an agreement with IriSys Research and Development, LLC (“IriSys”) to sublicense the exclusive worldwide rights to a patented drug combination, Neurodex (formerly called AVP-923), to treat multiple central nervous system disorders. The license agreement requires no upfront payments to be paid to IriSys for a given indication before we complete all the clinical development phases to confirm the drug’s efficacy for that indication. The Company will be required to make milestone payments to IriSys for each indication if the FDA accepts the filing of a new drug application and if the FDA approves the new drug application for marketing. If the Company successfully completes the clinical trials and the FDA accepts a new drug application, the Company will be required to pay a royalty to IriSys based on a percent of sales revenue. Dr. Yakatan, the Company’s president and chief executive officer, is a founder, chairman and the majority shareholder of IriSys. The Company believes that the terms of the license agreement with IriSys are no less favorable to the Company than those that could have been obtained from an unrelated party.

      In April 2002, we entered into an agreement for services with IriSys to manufacture one lot of Neurodex (formerly AVP 923) for clinical studies and prepare a written stability protocol for the same lot. Avanir selected IriSys because of its familiarity with the product as the licensor to Avanir. During fiscal 2002, the Company paid IriSys $20,000 pursuant to this contract.

      Also during fiscal 2002, the Company paid $77,000 to Matrix Pharmaceuticals for stability studies of several batches of Neurodex. Matrix Pharmaceuticals was unable to perform the stability studies and Matrix paid IriSys a similar amount under a subcontract to perform these services.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Non-Employee Director Compensation.

      During fiscal 2002, each non-employee director of the Company received $5,000 per quarter during the periods that he or she served as a director, except the Chairman who received $7,500 per quarter. In August 2002, the Board authorized the payment of additional fees for service on committees of the Board. Non-employee directors who serve on committees of the Board now receive an additional $500 for each committee meeting that they attend and chairpersons of Board committees receive $1,000 for each committee meeting that they chair. The Chairman of the Board receives an additional $5,000 annually as an ex-officio member of all committees of the Board. In addition, each continuing non-employee director received a stock option grant for the purchase up to 10,000 shares of Class A common stock at the fair market value of the common stock on the date of grant.

SUMMARY COMPENSATION TABLE

      The following tables describe the compensation paid by the Company to our Chief Executive Officer and to each of our three most highly compensated executive officers, other than the Chief Executive Officer, (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company for the fiscal years ended September 30, 2002, 2001 and 2000.

					Long-Term
	Annual Compensation				Compensation Awards

Name and	Fiscal				Securities Underlying
Principal Position	Year	Salary		Bonus	Options(#)

Gerald J. Yakatan	2002	$412,384		—	100,000
President and Chief	2001	388,462		$100,000	100,000
Executive Officer	2000	316,442	(1)	—	510,000
James E. Berg	2002	180,554		—	50,000
Vice President,	2001	163,462		—	50,000
Clinical Affairs and Product Development	2000	134,808		—	150,000
J. David Hansen	2002	232,102		—	50,000
Vice President	2001	213,462		—	62,000
	2000	179,365		—	145,000
Gregory P. Hanson	2002	196,154		—	50,000
Vice President and	2001	183,077		—	50,000
Chief Financial Officer	2000	144,750		—	145,000

(1)	For three pay periods in fiscal 2000, Dr. Yakatan received one-half his normal pay for a one-time salary reduction of $17,308.

STOCK OPTION GRANTS IN FISCAL 2002

					Potential Realizable
					Value at Assumed
		Percent of Total	Weighted		Annual Rates of
		Options	Average		Appreciation for
		Granted to	Exercise		Option Terms(3)
	Options	Employees in	Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/SH)(2)	Dates	5%	10%

Gerald J. Yakatan	100,000	18%	$3.29	3/14/12	206,906	524,341
James E. Berg	50,000	9%	3.29	3/14/12	103,453	262,171
J. David Hansen	50,000	9%	3.29	3/14/12	103,453	262,171
Gregory P. Hanson	50,000	9%	3.29	3/14/12	103,453	262,171

(1)	These options vest over three years, with one-third vesting on the first anniversary of the date of grant, and the remaining two-thirds vesting ratably during the next two years on a daily basis. In the event of a specified corporate transaction such as a dissolution, merger, or other reorganization of the Company in which more than 50% of the Company’s stock is exchanged, the vesting of the stock option awards set forth above will accelerate.

(2)	The exercise price equals the closing market price on the date of grant as reported on The American Stock Exchange.

(3)	The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually over the term of the option, and that the option is exercised and sold on the last day of its term at the appreciated stock price. These calculations are based on Securities and Exchange Commission requirements and may not represent future values.

AGGREGATED OPTION EXERCISES IN FISCAL 2002

AND FISCAL YEAR-END OPTION VALUES

			Number of Shares
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
			Year-End(#)		Fiscal Year-End($)(2)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerald J. Yakatan	—	—	1,251,167	187,833	$175,270	—
James E. Berg	6,000	$15,000	416,837	88,163	73,400	—
J. David Hansen	120,000	502,800	293,015	93,985	36,500	—
Gregory P. Hanson	11,252	32,293	391,585	88,163	77,286	—

(1)	Represents the difference between the market value of underlying securities at the exercise date, minus the option exercise price.

(2)	Represents the difference between the option exercise price for all outstanding stock options held by each respective named individual, minus $1.15, the closing sales price of the Company’s Class A common stock as quoted on The American Stock Exchange on September 30, 2002.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information, as of September 30, 2002, regarding the Company’s 1994, 1998 and 2000 Stock Option Plans, as well as other stock options and warrants previously issued by the Company as compensation for goods and services.

			Number of securities
			remaining available for
			future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights	warrants and rights	first column)

Equity compensation plans approved by security holders	4,547,051	$2.11	1,410,172
Equity compensation plans not approved by security holders(1)	1,299,755	$2.66	—

Total/average	5,846,806	$2.23	1,410,172

(1)	In 1993, the Company issued options to purchase up to 3,843,750 shares of Class A Common Stock at a weighted-average exercise price of $3.56 per share. As of September 30, 2002, options to purchase up to 1,117,255 shares remained outstanding. These options were issued to the Company’s employees, directors and certain consultants in consideration for their waiver of certain rights to acquire shares of Class B

Common Stock held in an escrow account. These options were fully exercisable when issued and expire in July 2003. In 1998, the Company issued options to purchase up to 125,000 shares of Class A Common Stock at a weighted-average exercise price of $1.50 per share. As of September 30, 2002, options to purchase up to 75,000 shares remained outstanding. These options were issued to five directors who were initially elected to the Company’s board of directors in June 1998 and will expire in June 2008. In 1999, the Company issued a warrant to purchase up to 375,000 shares of Class A Common Stock at a price of $1.13 per share. As of September 30, 2002, options to purchase up to 107,500 shares remained outstanding. This warrant was issued to a consultant in consideration for services rendered by the consultant and expires in March 2004.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal 2002, the Company’s Compensation Committee consisted of Dr. Carlo, and Messrs. Glavin, Hennessy and Oberkfell. No member of the Compensation Committee was, at any time during fiscal 2002, an officer or employee of the Company. There are no Compensation Committee interlocks between the Company and any other entities involving our executive officers and Board members who serve as executive officers or Board members of such entities.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

      On November 29, 2001, the Board of Directors approved an at-will employment agreement with Dr. Yakatan, our Chief Executive Officer. Under this agreement, Dr. Yakatan began receiving a monthly salary of $33,334, or $400,000 per year. He is also eligible for annual bonuses at the discretion of the Board of Directors. In March 2002, the Compensation Committee recommended, and the Board approved, a five-percent increase in Dr. Yakatan’s base salary, bringing the current annual base salary to $420,000. Pursuant to his employment agreement, if Dr. Yakatan’s employment is terminated without cause at any time, he is entitled to receive 12 months’ severance pay and accelerated vesting of all stock options granted after the date of the agreement. Dr. Yakatan’s employment agreement also provides that in the event of a change in control of the Company, all stock option awards granted after the date of the agreement will accelerate and become fully exercisable. Additionally, if Dr. Yakatan is terminated within 12 months following a change in control, he is entitled to receive 12 months’ severance pay.

      Prior to March 2002, stock option awards granted pursuant to the Company’s 1998 and 2000 stock option plans provided that the exercisability of all such options will accelerate in the event of a change in control of the Company, as defined, unless substitute awards are granted or outstanding awards are assumed by the acquiring entity. In March 2002, the Compensation Committee recommended, and the Board approved, a revised form of stock option agreement for future use with these plans. The new form of stock option agreement provides that all future stock option awards will become fully exercisable immediately upon a change in control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater than ten- percent shareholders are required by SEC regulations to furnish us with copies of all reports filed under Section 16(a). To the Company’s knowledge, based solely on the review of copies of the reports furnished to the Company, all executive officers, directors and greater than ten percent shareholders were in compliance with all applicable Section 16(a) filing requirements in fiscal 2002.

STOCK PERFORMANCE GRAPH

      The graph below compares the cumulative total shareholder return on our Class A common stock from September 30, 1997 to September 30, 2002, with the cumulative total return of the Russell 2000 Index and the Nasdaq Pharmaceutical Index over the same period. This comparison of five-year cumulative total returns assumes that $100 was invested in our Class A common stock and in each index on September 30, 1997. The total return for our Class A common stock and the indices used assumes the reinvestment of all dividends. No dividends were declared on our Class A common stock during this period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG AVANIR PHARMACEUTICALS, THE RUSSELL 2000 INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

Cumulative Total Return

	9/97	9/98	9/99	9/00	9/01	9/02

AVANIR Pharmaceuticals(1)	100	46	11	332	117	47
Russell 2000 Index	100	81	96	119	94	85
NASDAQ Pharmaceutical Index	100	86	147	322	199	134

(1)	Before November 20, 1998, we operated under the name LIDAK Pharmaceuticals and traded on the Nasdaq National Market under the symbol LDAKA. On November 25, 1998, our trading symbol became AVNR. On September 20, 1999, our stock began trading on the OTC Bulletin Board. On April 6, 2000, our stock began trading on The American Stock Exchange under the symbol AVN.

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee on Executive Compensation shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Avanir specifically incorporates it by reference into a filing.

      The Compensation Committee, currently comprised of Dennis J. Carlo, Ph.D., James B. Glavin, Edward L. Hennessy, Jr., and Harold F. Oberkfell, recommends to our Board of Directors compensation for our directors and officers and oversees the administration of our stock option plans. All decisions of the Compensation Committee relating to compensation policies and compensation levels for our executive officers are reviewed and approved by the entire Board of Directors.

Compensation Philosophy

      Our philosophy in setting compensation policies for executive officers is intended to maximize shareholder value over time. The Compensation Committee sets compensation policies applicable to the Company’s executive officers, including the chief executive officer, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and accomplishments that increase shareholder value. To emphasize the Committee’s views, it adopted the following guidelines as a foundation for decisions that affect the levels of compensation:

•	provide a competitive total compensation package that enables the Company to attract and retain key executive talent;

•	align all pay programs with the Company’s annual goals and long-term business strategies and objectives; and

•	provide variable compensation opportunities that are directly linked to the performance of the officers and their impact on improving shareholder value.

Components of Executive Compensation

      The Committee focuses primarily on the following three components in forming the total compensation package for its executive officers: base salary, annual incentive bonus, and long-term incentives.

      The Compensation Committee believes that cash compensation in the form of salary and bonus provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options aligns the objectives of management with those of our shareholders with respect to long-term performance and success.

Base Salary

      The Committee intends to compensate our executive officers, including the chief executive officer, competitively within our industry. In order to evaluate the Company’s competitive position in our industry, the Committee annually reviews and analyzes the compensation packages, including base salary levels, offered by other biotechnology companies in Southern California. Additionally, the Committee, together with the Board, evaluates the level of performance of each executive officer, including Dr. Yakatan, in determining the appropriate total compensation. The goal of the Committee in fiscal 2002 was to place the level of cash compensation of our executive officers at or near the mid-point of pay for similar positions at other biotechnology companies in the area. To achieve near-parity pay levels in March 2002, the Committee recommended, and the Board approved, an increase in Dr. Yakatan’s annualized base salary from $400,000 to $420,000.

Incentive Bonus

      During fiscal 2002, the Committee recommended, and the Board concurred, that no bonuses be awarded to the Company’s executive officers. In making its recommendation, the Committee considered the Company’s performance in fiscal 2002 and the recent performance of the Company’s stock price. In light of the increases in base salaries and the grant of stock options to the Company’s executive officers, the Committee felt that no bonus was merited.

Stock Options

      The Committee continues to rely on stock option grants to retain and motivate executives and key employees while at the same time aligning their interests with those of the Company’s shareholders. The Committee believes that option grants are instrumental in motivating employees to meet the Company’s future goals. By tying individual compensation to stock performance, we are able to reward our executive officers in an amount that is proportionate with any increase in shareholder value.

      The Committee is responsible for determining the number of options to be granted to each of the executive officers, when the grants should be made and the exercise price per share. In considering stock option grants for fiscal 2002, the Committee reviewed the annual performance of each of the executive officers and noted their accomplishments in a number of areas. With regard to Dr. Yakatan’s performance, the Committee took into consideration progress the Company made in pre-clinical and clinical development programs. The Committee noted in particular the progress in Phase II/III clinical trials of Neurodex for the treatment of pseudobulbar affect in patients with Lou Gehrig’s disease, the pre-clinical development of an oral dosage form of treatment to prevent or reduce allergy or asthma, and the acquisition of the MIF platform technology that could yield important new therapeutic agents for inflammatory diseases such as arthritis, asthma, inflammatory bowel disease and sepsis. Dr. Yakatan’s leadership and performance in advancing these research and development programs provided the basis for recommending a grant of a non-qualified stock option to purchase up to 100,000 shares of Class A common stock at an exercise price of $3.29 per share, representing 100% of the market price on the date of grant. See “Summary Compensation Table” for option grants to all executive officers.

Submitted by the Compensation Committee of
the Board of Directors

Dennis J. Carlo, Ph.D., Chairman
James B. Glavin
Edward L. Hennessy, Jr.
Harold F. Oberkfell

January 13, 2003

REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Avanir specifically incorporates it by reference into a filing.

      The Audit Committee, currently comprised of Kenneth E. Olson, Michael W. George, James B. Glavin, and Charles A. Mathews, evaluates auditor performance, manages relations with the Company’s independent auditors, and evaluates policies and procedures relating to internal accounting functions and controls. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board of Directors. The Audit Committee’s responsibilities are more fully described in the Amended and Restated Audit Committee Charter that is included as Appendix A to this proxy statement. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by The American Stock Exchange.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

      The Audit Committee oversees Avanir’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2002. This review included a discussion of the quality and the acceptability of the Company’s financial and disclosure reporting and controls, including the nature and extent of disclosures in the financial statements.

      The Audit Committee also reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1. The Audit Committee discussed with the independent auditors their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board Statement No. 1.

      In addition to matters discussed above, the Audit Committee discussed with the Company’s independent auditors the overall scope, plans and estimated costs of their audit. The Committee met with the independent auditors periodically, with and without management present, to discuss the results of the independent auditors’ examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee also discussed the independent auditors’ reviews of the quarterly financial statements, drafts of the quarterly and annual reports, and drafts of the respective press releases disclosing the financial highlights of the Company. The Audit Committee conducted five meetings with management and the independent auditors in fiscal 2002.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2002.

Submitted by the Audit Committee
of the Board of Directors

Kenneth E. Olson, Chairman
Michael W. George
James B. Glavin
Charles A. Mathews

December 24, 2002

OTHER BUSINESS

      We know of no other matters to be submitted to a vote of shareholders at the annual meeting. If any other matter is properly brought before the annual meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at the annual meeting, he or she must provide timely written notice to our corporate secretary in the form prescribed by our bylaws.

SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be included in next year’s annual meeting proxy materials must be received by the Secretary of the Company no later than September 24, 2003. The form and substance of these proposals must satisfy the requirements established by the Company’s bylaws and the SEC.

      Shareholders who intend to present a shareholder proposal at the annual meeting must provide the Secretary of the Company with written notice of the proposal between 60 and 120 days prior to the date of the annual meeting, provided, however, that if the Company provides less than 70 days’ notice or public disclosure of the date of the annual meeting, notice of the proposed shareholder action must be received no later than the close of business on the 10th day following such notice or disclosure. Notice must be tendered in the proper form prescribed by the Company’s bylaws. Proposals not meeting the requirements set forth in our bylaws will not be entertained at the meeting.

ANNUAL REPORT

      The Company’s annual report to shareholders for the fiscal year ended September 30, 2002, including audited financial statements, accompanies this proxy statement. Copies of the Company’s annual report on Form 10-K for fiscal 2002 and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ENCLOSED PROXY CARD.

APPENDIX A

AVANIR PHARMACEUTICALS

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(adopted on January 14, 2003)

      Avanir Pharmaceuticals maintains a committee of the Board of Directors known as the Audit Committee, which is composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. The committee members must meet the Audit Committee’s membership requirements, follow its statement of policy, and shall have the authorities and responsibilities as described below:

Organization and Membership Requirements

      The Audit Committee shall consist of a minimum of three members of the Board of Directors of the Company who are independent for the purposes of service on the Audit Committee. Members shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and provided they meet the tests of “independent” as defined in Section 121(A) of The American Stock Exchange Company Guide and in Section 10A(m) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the “Regulations”).

      Each of the Audit Committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall be a “financial expert,” as defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Audit Committee’s members must be willing and able to investigate accounting or other matters, as needed.

Statement of Policy

      The Audit Committee reports to the Board of Directors and shall provide assistance to the Board of Directors in fulfilling the Board’s responsibility to the shareholders, potential shareholders, business partners, suppliers, service providers, and investment community relating to the corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, the Audit Committee shall have the responsibility to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and to maintain free and open communication among the directors, the independent auditors, outside general counsel, and the financial management of the Company. Notwithstanding the foregoing, the Audit Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Authority and Responsibilities

      In carrying out its responsibilities, the Audit Committee will:

•	Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and Audit Committee, as representatives of the Company’s shareholders.

•	Request and evaluate a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company that could bear on their independence as required by the Independence Standards Board Statement No. 1, discuss such report with the auditor, oversee the independence of the auditors and, if so determined by the Audit Committee, take appropriate action to address issues raised by such evaluation.

•	Discuss with the independent auditor the matters required to be discussed by SAS 61, as may be modified or supplemented.

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

•	Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit and make recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Instruct the auditor to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

•	Review the annual report on Form 10-K and quarterly reports on Form 10-Q and press releases on earnings with management and the independent auditors to determine that management and the independent auditors are satisfied with the disclosure and content of the financial statements, management’s discussion and analysis of the Company’s financial condition and results of operations, and other related text to be filed with the Securities and Exchange Commission and presented to the shareholders and public. Any changes in accounting principles should also be reviewed.

•	Meet with management and the independent auditor to discuss the audited annual financial statements and the report of the independent auditor thereon, to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities, access to required information, the adequacy of the disclosure of any off-balance sheet transactions, arrangements and obligations and relationships identified in reports filed with the SEC, and the appropriateness of the presentation of any pro forma financial information included in any report filed with the SEC.

•	Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the content of the independent auditor’s letter to Company management, the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor (if any) or management.

•	Review accounting and financial personnel and succession planning within the department.

•	Annually review the Company’s expense reimbursement policies and practices used by the officers and directors.

•	Review management’s compliance with all investment policies that may be adopted by the Board of Directors from time to time.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

•	Investigate any matter brought to the Audit Committee’s attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review the Audit Committee Charter annually and update as necessary, giving consideration to additional responsibilities that may be recommended or imposed from time-to-time by The American Stock Exchange, the AICPA and the SEC, through listing and reporting requirements for companies and auditing requirements for auditors.

•	Provide a periodic letter, not less than once every three years, to the shareholders on behalf of the Audit Committee that describes in some depth the Audit Committee’s charter and Audit Committee’s role in reviewing the financial statements.

•	Include in the proxy materials that are distributed to the shareholders in preparation for the annual shareholders’ meeting a statement indicating whether the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements should be included in the annual report on Form 10-K for the fiscal year then ended.

•	Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Approve, in advance of their performance, all professional services to be provided to the Company by its independent auditor, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Audit Committee may delegate to a designated member or members of the Audit Committee the authority to approve such services so long as any such approvals are disclosed to the full Audit Committee as its next scheduled meeting.

*     *     *

AVANIR PHARMACEUTICALS

11388 Sorrento Valley Road, Suite 200
San Diego, California 92121

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Gerald J. Yakatan and Gregory P. Hanson, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of AVANIR Pharmaceuticals to be held at the Company’s offices at 11388 Sorrento Valley Road, Suite 200, San Diego, California 92121, on Thursday, March 13, 2003, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

This proxy, when properly executed, will be voted in the manner you direct. If no direction is made, your proxy will be voted:

•	“FOR” the election of the Company’s nominees to the Board of Directors.

•	“FOR” ratification of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2003.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE.

(Continued and to be signed on the reverse side)

Proposal 1	Elect directors to Class II

	[ ] For All Nominees	[ ]	Withhold Authority For All Nominees	[ ]	For All Except (See instructions below)

Class II Nominees
o Stephen G. Austin
o Charles A. Mathews
o Harold F. Oberkfell

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “For All Except” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Proposal 2	Ratification of Deloitte & Touche LLP as independent auditors

	[ ] For	[ ]	Against	[ ]	Abstain

and to vote on such other business as may properly come before the meeting

Date:

Signature of Shareholder(s)	Signature of Shareholder(s)

Note:	This proxy must be signed exactly as the name appears herein. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THANK YOU FOR VOTING